                                                                   EXHIBIT 10.12


                                                                  Conformed Copy

          -------------------------------------------------------------

                           PHILIP SERVICES CORPORATION


                                       TO

                            WILMINGTON TRUST COMPANY




                                     Trustee

                                    Indenture

                            Dated as of April 7, 2000





                                   $18,000,000

              3% Convertible Subordinated Notes due April 15, 2020

          -------------------------------------------------------------

                           PHILIP SERVICES CORPORATION



               Reconciliation and tie between Trust Indenture Act
                of 1939 and Indenture, dated as of April 7, 2000


Trust Indenture                                                                Indenture
  Act Section                                                                   Section
  -----------                                                                   -------
  ss.310(a)(1)   .........................................................        609
        (a)(2)   .........................................................        609
        (a)(3)   .........................................................        Not Applicable
        (a)(4)   .........................................................        Not Applicable
        (b)      .........................................................        608
                 .........................................................        610
  ss.311(a)      .........................................................        613
        (b)      .........................................................        613
  ss.312(a)      .........................................................        701
                 .........................................................        702
        (b)      .........................................................        702
        (c)      .........................................................        702
        (b)      .........................................................        703
        (c)      .........................................................        703
        (d)      .........................................................        703
  ss.314(a)      .........................................................        704
        (a)(4)   .........................................................        1020
        (b)      .........................................................        Not Applicable
        (c)(1)   .........................................................        102
        (c)(2)   .........................................................        102
        (c)(3)   .........................................................        Not Applicable
        (d)      .........................................................        Not Applicable
        (e)      .........................................................        102
  ss.315(a)      .........................................................        601
        (b)      .........................................................        602
        (c)      .........................................................        601
        (d)      .........................................................        601
        (d)(1)   .........................................................        601
        (e)      .........................................................        514

Trust Indenture                                                                 Indenture
 Act Section                                                                     Section
 -----------                                                                     -------
  ss.316(a)                                                                          101
        (a)(l)(A)   .........................................................        502
                    .........................................................        512
        (a)(l)(B)   .........................................................        513
        (a)(2)      .........................................................        Not Applicable
        (b)         .........................................................        508
  ss.317(a)(1)      .........................................................        503
        (a)(2)      .........................................................        504
        (b)         .........................................................        1003
  ss.318(a)         .........................................................        107

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS



                                                                                          Page
                                                                                          ----
                                    ARTICLE 1

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Definitions.................................................................  1
Act......................................................................................  2
Affiliate................................................................................  2
Asset Disposition........................................................................  2
Authenticating Agent.....................................................................  2
Authority................................................................................  2
Bank.....................................................................................  3
beneficial owner.........................................................................  3
Board of Directors.......................................................................  3
Board Resolution.........................................................................  3
Business Day.............................................................................  3
Capital Stock............................................................................  3
Change of Control........................................................................  3
Closing Price Per Share..................................................................  3
Commission...............................................................................  3
Common Shares............................................................................  3
Common Stock.............................................................................  4
Company..................................................................................  4
Company Request..........................................................................  4
Company Order............................................................................  4
Consolidated Net Income..................................................................  4
Constituent Person.......................................................................  4
Conversion Agent.........................................................................  4
Conversion Date..........................................................................  4
Conversion Price.........................................................................  4
Corporate Trust Office...................................................................  4
corporation..............................................................................  4
Credit Agreement.........................................................................  5
Defaulted Interest.......................................................................  5
Deferral Period..........................................................................  5
Deferral Period Interest.................................................................  5
Deferred Interest........................................................................  5
Definitive Security......................................................................  5
Dollars..................................................................................  5
$........................................................................................  5


----------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                          Page
                                                                                          ----
Event of Default.......................................................................    5
Exchange Act...........................................................................    5
Exit Facility..........................................................................    5
Expiration Date........................................................................    5
generally accepted accounting principles...............................................    5
Holder.................................................................................    5
Indenture..............................................................................    6
Initial Exit Facility..................................................................    6
Interest Payment Date..................................................................    6
Maturity...............................................................................    6
Nasdaq.................................................................................    6
Notice of Default......................................................................    6
Non-electing Share.....................................................................    6
NYSE...................................................................................    6
Offer..................................................................................    6
Offer Expiration Date..................................................................    6
Offer to Purchase......................................................................    6
Officers' Certificate..................................................................    6
Opinion of Counsel.....................................................................    6
Outstanding............................................................................    6
Paying Agent...........................................................................    7
Permitted Holder.......................................................................    7
Plan...................................................................................    7
Person.................................................................................    7
Predecessor Security...................................................................    7
Purchase Date..........................................................................    7
Purchase Price.........................................................................    7
Redeemable Stock.......................................................................    8
Redemption Change of Control...........................................................    8
Redemption Date........................................................................    8
Redemption Price.......................................................................    8
Reference Date.........................................................................    8
Regular Record Date....................................................................    8
Responsible Officer....................................................................    8
Securities.............................................................................    8
Security...............................................................................    8
Securities Act.........................................................................    8
Security Register......................................................................    9
Security Registrar.....................................................................    9
Senior Indebtedness....................................................................    9
Significant Subsidiary.................................................................    9
Special Record Date....................................................................    9
Stated Maturity........................................................................    9
Subordinated Notes.....................................................................    9
Subsidiary.............................................................................    9


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Note:    This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                                          Page
                                                                                          ----
Successor Security.....................................................................     9
Tendered Security......................................................................     9
Trading Days...........................................................................     9
Trust Indenture Act....................................................................    10
Trustee................................................................................    10
United States..........................................................................    10
Vice President.........................................................................    10
Voting Stock...........................................................................    10
Wholly Owned Subsidiary................................................................    10
SECTION 102. Compliance Certificates and Opinions......................................    10
SECTION 103. Form of Documents Delivered to Trustee....................................    11
SECTION 104. Acts of Holders; Record Date..............................................    11
SECTION 105. Notices. Etc., to Trustee and Company.....................................    13
SECTION 106. Notice to Holders: Waiver.................................................    13
SECTION 107. Conflict with Trust Indenture Act.........................................    14
SECTION 108. Effect of Headings and Table of Contents..................................    14
SECTION 109. Successors and Assigns....................................................    14
SECTION 110. Separability Clause.......................................................    14
SECTION 111. Benefits of Indenture.....................................................    14
SECTION 112. Governing Law.............................................................    15
SECTION 113. Legal Holidays............................................................    15
SECTION 114. No Recourse Against Others................................................    15
SECTION 115. Multiple Originals........................................................    15

                                    ARTICLE 2

                                 Security Forms

SECTION 201. Forms Generally...........................................................    15
SECTION 202. Form of Face of Security..................................................    16
SECTION 203. Form of Reverse of Security...............................................    18
SECTION 204. Form of Trustee's Certificate of Authentication...........................    22
SECTION 205. Form of Conversion Notice.................................................    22

                                    ARTICLE 3

                                 The Securities

SECTION 301. Title and Terms...........................................................    22
SECTION 302. Denominations.............................................................    23
SECTION 303. Execution, Authentication, Delivery and Dating............................    23
SECTION 304. Temporary Securities......................................................    24
SECTION 305. Registration, Registration of Transfer and Exchange.......................    25
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities..........................    25
SECTION 307. Payment of Interest; Interest Rights Preserved............................    26
SECTION 308. Persons Deemed Owners.....................................................    27
SECTION 309. Cancellation..............................................................    28
SECTION 310. Computation of Interest...................................................    28


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Note:    This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                                          Page
                                                                                          ----
                                    ARTICLE 4

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture..................................     28
SECTION 402. Application of Trust Money...............................................     29

                                    ARTICLE 5

                                    Remedies

SECTION 501. Events of Default........................................................     30
SECTION 502. Acceleration of Maturity; Rescission and Annulment.......................     31
SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee..........     32
SECTION 504. Trustee May File Proofs of Claim.........................................     33
SECTION 505. Trustee May Enforce Claims Without Possession of Securities..............     33
SECTION 506. Application of Money Collected...........................................     33
SECTION 507. Limitation on Suits......................................................     34
SECTION 508. Unconditional Right of Holders to Receive Principal and Interest.........     35
SECTION 509. Restoration of Rights and Remedies.......................................     35
SECTION 510. Rights and Remedies Cumulative...........................................     35
SECTION 511. Delay or Omission Not Waiver.............................................     35
SECTION 512. Control by Holders.......................................................     36
SECTION 513. Waiver of Past Defaults..................................................     36
SECTION 514. Undertaking for Costs....................................................     36
SECTION 515. Waiver of Stay or Extension Laws.........................................     36

                                    ARTICLE 6

                                   The Trustee

SECTION 601. Certain Duties and Responsibilities......................................     37
SECTION 602. Notice of Defaults.......................................................     38
SECTION 603. Certain Rights of Trustee................................................     38
SECTION 604. Not Responsible for Recitals or Issuance of Securities...................     39
SECTION 605. May Hold Securities......................................................     39
SECTION 606. Money Held in Trust......................................................     39
SECTION 607. Compensation and Reimbursement...........................................     39
SECTION 608. Disqualification: Conflicting Interests..................................     40
SECTION 609. Corporate Trustee Required; Eligibility..................................     40
SECTION 610. Resignation and Removal; Appointment of Successor........................     40
SECTION 611. Acceptance of Appointment by Successor...................................     41
SECTION 612. Merger, Conversion, Consolidation or Succession to Business..............     42
SECTION 613. Preferential Collection of Claims Against Company........................     42
SECTION 614. Appointment of Authenticating Agent......................................     42


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Note:    This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                                          Page
                                                                                          ----
                                    ARTICLE 7

                Holders' Lists and Reports by Trustee and Company

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.................    44
SECTION 702. Preservation of Information; Communications to Holders....................    44
SECTION 703. Reports by Trustee........................................................    44
SECTION 704. Reports by Company........................................................    45

                                    ARTICLE 8

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. Company May Consolidate, Etc. Only on Certain Terms.......................    45
SECTION 802. Successor Substituted.....................................................    45

                                    ARTICLE 9

                             Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders........................    46
SECTION 902. Supplemental Indentures with Consent of Holders...........................    46
SECTION 903. Execution of Supplemental Indentures......................................    47
SECTION 904. Effect of Supplemental Indentures.........................................    47
SECTION 905. Conformity with Trust Indenture Act.......................................    47
SECTION 906. Reference in Securities to Supplemental Indentures........................    48

                                   ARTICLE 10

                                    Covenants

SECTION 1001. Payment of Principal and Interest........................................    48
SECTION 1002. Maintenance of Office or Agency..........................................    48
SECTION 1003. Money for Security Payments to be Held in Trust..........................    48
SECTION 1004. Existence................................................................    49
SECTION 1005. Maintenance of Properties................................................    50
SECTION 1006. Payment of Taxes and Other Claims........................................    50
SECTION 1007. Registration and Listing.................................................    50
SECTION 1008. Limitation on Restricted Payments........................................    51
SECTION 1009. Limitation on Dividend and Other Payment Restrictions
              Affecting Subsidiaries...................................................    52
SECTION 1010. Limitation on Distributions of Assets to Shareholders....................    52
SECTION 1011. Statement By Officers as to Default; Compliance Certificates.............    53
SECTION 1012. Waiver of Certain Covenants..............................................    53
SECTION 1013. Indemnification of Judgment Currency.....................................    53
SECTION 1014. Available Information....................................................    54
SECTION 1015. Acquisition of Securities................................................    54



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Note:    This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

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                                                                                          ----
                                   ARTICLE 11

                            Redemption of Securities

SECTION 1101. Right of Redemption......................................................    54
SECTION 1102. Applicability of Article.................................................    54
SECTION 1103. Notices to Trustee.......................................................    54
SECTION 1104. Selection by Trustee of Securities to Be Redeemed........................    55
SECTION 1105. Notice of Redemption.....................................................    55
SECTION 1106. Deposit of Redemption Price..............................................    56
SECTION 1107. Securities Payable on Redemption Date....................................    56
SECTION 1108. Securities Redeemed in Part..............................................    56

                                   ARTICLE 12

                            Conversion of Securities

SECTION 1201. Conversion Privilege and Conversion Price................................    57
SECTION 1202. Exercise of Conversion Privilege.........................................    57
SECTION 1203. Fractions of Shares......................................................    58
SECTION 1204. Adjustment of Conversion Price...........................................    58
SECTION 1205. Notice of Adjustments of Conversion Price................................    60
SECTION 1206. Notice of Certain Corporate Action.......................................    60
SECTION 1207. Company to Reserve Common Shares.........................................    61
SECTION 1208. Taxes on Conversions.....................................................    61
SECTION 1209. Covenant as to Common Shares.............................................    61
SECTION 1210. Cancellation of Converted Securities.....................................    62
SECTION 1211. Provision in Case of Consolidation, Merger or Sale of Assets.............    62
SECTION 1212. Issuance of Rights, Options or Warrants..................................    62
SECTION 1213. Responsibility of Trustee................................................    63

                                   ARTICLE 13

                           Subordination of Securities

SECTION 1301. Securities Subordinated to Senior Indebtedness...........................    63
SECTION 1302. No Payments in Certain Circumstances;
              Payment Over of Proceeds Upon Dissolution, Etc...........................    64
SECTION 1303. Notice to Trustee of Specified Events;
              Reliance on Certificate of Liquidating Agent.............................    65
SECTION 1304. Trustee to Effectuate Subordination......................................    66
SECTION 1305. Trustee Not Charged with Knowledge of Prohibition........................    66
SECTION 1306. Trustee Not Fiduciary for Holders of Senior Indebtedness.................    67
SECTION 1307. Rights of Trustee as Holder of Senior Indebtedness;
              Preservation of Trustee's Rights.........................................    67
SECTION 1308. Article Applicable to Paying Agents......................................    67
SECTION 1309. Certain Conversions Deemed Payment.......................................    67


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         of the Indenture.

                                                                                          Page
                                                                                          ----
                                   ARTICLE 14

                                Change of Control

     SECTION 1401. Change of Control...................................................    68
     SECTION 1402. Certain Definitions.................................................    68
     SECTION 1403. Deferral Period.....................................................    71

RECITALS OF THE COMPANY................................................................     1

TESTIMONIUM

SIGNATURES
                                     ANNEXES

Annex A-1     Form of Conversion Notice                                                 A-1-1




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Note:    This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

         INDENTURE, dated as of April 7, 2000 between Philip Services Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company"), having its principal office at 100 King Street West, Hamilton, Ontario, Canada L8N 4T6 and Wilmington Trust Company, a banking corporation duly organized and existing under the laws of the State of Delaware, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its 3% Convertible Subordinated Notes due April 15, 2020 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE 1

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as consistently applied by the Company at the date of such computation;


                  (4) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be;

                  (5) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time;

                  (6) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

                  (7) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Asset Disposition" means any transfer, conveyance, sale, lease or other disposition by the Company or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company or by the Company to a Wholly Owned Subsidiary of the Company) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of the Company, (ii) substantially all of the assets of the Company or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of the Company or any of its Subsidiaries outside of the ordinary course of business, provided in each of the foregoing instances that the aggregate consideration for such transfer, conveyance, sale, lease or other disposition is equal to $10 million or more.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

         "Authority" means any federal, state, provincial, municipal, or local government or quasi-governmental agency or authority.

         "Bank" means a "bank" as defined in section 3(a)(6) of the Exchange Act as well as any other financial institution, foreign or otherwise, a substantial portion of the business of which consists of receiving deposits or exercising a fiduciary power similar to those permitted to national banks under the authority of the Comptroller of the Currency pursuant to the first section of Public Law 87-722.

         "beneficial owner" has the meaning specified in Section 1402(1).


         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board authorized to act for it in respect hereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York or Wilmington, Delaware are authorized or obligated by law or executive order to close.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

         "Change of Control" has the meaning specified in Section 1402(2).

         "Closing Price Per Share" means, with respect to a class of Common Stock of the Company, for any day, the reported last sales price regular way per share of such class or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (i) on the NYSE or, if such class of Common Stock is not quoted, listed or admitted to trading on the NYSE, on the principal (as determined by the Company's Board of Directors) United States or Canadian national securities exchange or Nasdaq on which such class of Common Stock is quoted, listed or admitted to trading or (ii) if not quoted on the NYSE or listed or admitted to trading on any United States or Canadian national securities exchange or Nasdaq, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or (iii) if not so available in either manner set forth in (i) or (ii), as otherwise determined in good faith by the Board of Directors.

         "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Shares" means the shares of Common Stock , $0.01 par value per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 1211, shares issuable upon conversion of Securities shall include only Common Shares or shares of any class or classes of Common Stock resulting from any reclassification thereof; provided, however, that if at any time as a result of such reclassification there shall be more than one such resulting class, the shares so issuable upon conversion of Securities shall include shares of all such classes, and the number of shares of each such class then so issuable shall be in the same proportion which the total number of shares of such class resulting from such reclassification bears to the total number of shares of such classes resulting from such reclassification.

         "Common Stock" means the Common Shares, together with any other class of capital stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Vice President, Finance, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Net Income" for any period means the consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) gains or losses on Asset Dispositions by the Company or its Subsidiaries, (b) all extraordinary gains and extraordinary losses, and (c) the tax effect of any of the items described in clauses (a) and (b) above.

         "Constituent Person" has the meaning specified in Section 1211.

         "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Thirteen. The Company has initially appointed the Trustee as its Conversion Agent in the Borough of Manhattan, The City of New York.

         "Conversion Date" has the meaning specified in Section 1202.

         "Conversion Price" has the meaning specified in Section 1201.

         "Corporate Trust Office" means the office of the Trustee in the City of Wilmington, Delaware, which office at the date of this Indenture is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890,
Attention: Corporate Trust Administration, at which at any particular time its corporate trust business may be administered.

         "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

         "Credit Agreement" means the Secured PIK/Term Credit Agreement, dated as of April 7, 2000, among the Company, Subsidiaries of the Company named therein, Canadian Imperial Bank of Commerce as administrative agent and the various persons from time to time parties to such agreement as lenders providing for the PIK Loans and the Term Loans (as such terms are defined in such agreement), as the same may be amended, renewed, extended, refinanced, replaced or refunded from time to time, together with any documents entered into in connection therewith, including collateral agency and intercreditor agreements.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Deferral Period", in connection with a Change of Control, means the period commencing on the date of the Indenture and ending on the earliest to occur of (i) the stated maturity of the Initial Exit Facility; (ii) the acceleration of amounts due under the Initial Exit Facility and written notice of which is received by the Trustee; and (iii) the refinancing or replacement of the Initial Exit Facility, which refinancing or replacement is consummated substantially concurrently with the Change of Control and written notice of which is received by the Trustee.

         "Deferral Period Interest" has the meaning specified in Section 301.

         "Deferred Interest" has the meaning specified in Section 301.

         "Definitive Security" means any Security other than a Global Security.

         "Dollars" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

         "Exit Facility" means the loan agreement, dated as of April 7, 2000, among the Company, Subsidiaries of the Company named therein, Foothill Capital Corporation as arranger and administrative agent, and the various persons from time to time party to such agreement as lenders, as the same may be amended, renewed, extended, refinanced, replaced or refunded from time to time, together with any documents entered into in connection therewith, including collateral agency and intercreditor agreements.

         "Expiration Date" has the meaning specified in Section 104.

         "generally accepted accounting principles" means, as at any date of determination, generally accepted accounting principles in the United States (unless otherwise indicated) and which are applicable as of the date of determination.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

         "Initial Exit Facility" means the Exit Facility as executed on April 7, 2000, which facility has a stated maturity of September 30, 2002.

         "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Nasdaq" means the Nasdaq National Market and The Nasdaq SmallCap
Market.

         "Notice of Default" means a written notice of the kind specified in
Section 501(5).

         "Non-electing Share" has the meaning specified in Section 1211.

         "NYSE" means the New York Stock Exchange.

         "Offer" has the meaning specified in Section 1402(3).

         "Offer Expiration Date" has the meaning specified in Section 1402(4).

         "Offer to Purchase" has the meaning specified in Section 1402(5).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities are present or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or any such request, demand, authorization, direction, notice, consent or waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

         "Permitted Holder" means any Person that beneficially owns more than 10% of the outstanding Common Shares as of the date of this Indenture, after giving effect to the distributions of Common Shares under the Plan.

         "Plan" means the First Amended Joint Plan of Reorganization of Philip Services (Delaware), Inc., et al , dated September 21, 1999, in the United States Bankruptcy Court for the District of Delaware.

         "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof. For purposes of Article 14, "Person" has the meaning specified in Section 1402(6).

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Purchase Date" has the meaning specified in Section 1402(5).

         "Purchase Price" has the meaning specified in Section 1402(7).

         "Redeemable Stock" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for indebtedness or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Securities;

         a "Redemption Change of Control" shall be deemed to have occurred (unless the Company is discharged from its obligations with respect to the Securities in accordance with Article 4) at the time, after the original issuance of the Securities, of: (i) an event or series of events by which any Person or other entity or Group of Persons shall, as a result of (A) a tender or exchange offer, open market purchases or privately negotiated purchases, or (B) a merger, consolidation or otherwise, have become the beneficial owner of more than 50% of the aggregate voting power of all classes of Voting Stock of the Company; or (ii) the Company is consolidated with or merged into another corporation with the effect that immediately after such transaction the shareholders of the Company immediately prior to such transaction beneficially own less than a majority of the voting power of all classes of Voting Stock of the Person surviving such transaction.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed,means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Date" has the meaning specified in Section 1204(3).

         "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" or "Security" means securities designated in the first paragraph of the RECITALS OF THE COMPANY.

         "Securities Act" means the U.S. Securities Act of 1933 and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" has the meaning specified in Section 1301.

         "Significant Subsidiary" means, at any date of determination, (a) any Subsidiary of the Company that, together with any of its Subsidiaries (i) for the most recent fiscal year of the Company accounted for more than 15% of the consolidated revenues of the Company and its Subsidiaries or (ii) as of the end of such fiscal year, owned more than 15% of the consolidated assets of the Company and its Subsidiaries, all as set forth on the consolidated financial statements of the Company and its Subsidiaries for such year prepared in accordance with generally accepted accounting principles.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subordinated Notes" means the 6% Subordinated Notes due April 15, 2010 of the Company.

         "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof or (iii) any other Person not described in clauses (i) and (ii) above in which such Person, or one more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has a 50% ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and other affairs thereof.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Tendered Security" has the meaning specified in Section 301.

         "Trading Days" of a class of Common Stock means (i) if such class of Common Stock is quoted on Nasdaq or on any United States national securities exchange, days on which Nasdaq or such national securities exchange is open for business; (ii) if such class of Common Stock is quoted on a system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system; or (iii) if such class of Common Stock is not listed or admitted for trading on the Nasdaq or other United States national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, days on which such class of Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for such class of Common Stock are available.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

         "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel may be limited to reliance on an Officers' Certificate as to matters of fact); and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Date.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take anyaction hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105. Notices. Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office or to it at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
         Corporate Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders: Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

         Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right,remedy or claim under this Indenture. The provisions of Article Thirteenare intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

SECTION 112. Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or conversion of such security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Purchase Date, or at the Stated Maturity, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, or Purchase Date, or Stated Maturity or last day for conversion, as the case may be.

SECTION 114. No Recourse Against Others.

         A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 115. Multiple Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                                    ARTICLE 2

                                 Security Forms

SECTION 201. Forms Generally.

         The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The conversion notice shall be in substantially the form set forth in the Annex to the Indenture.

         Securities shall be issued in definitive, fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203. The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

                           PHILIP SERVICES CORPORATION

              3% Convertible Subordinated Notes due April 15, 2020


CUSIP No. 718193 AB 1


No._____________                                                $_______________


         Philip Services Corporation a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on April 15, 2020, and to pay interest from April 15, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing October 15, 2003, (a) at the rate of 3% per annum on the principal amount, until the principal hereof is paid or made available for payment, or (b) (i) if a Change of Control occurs during a Deferral Period, (ii) this Security has been tendered and not withdrawn pursuant to an Offer to Purchase prior to the close of business on the Offer Expiration Date, and (iii) the Company has not purchased this Security pursuant to Section 1403 of the Indenture (a "Tendered Security"), at the rate of 12% per annum on the Purchase Price of this Security from the day after the Offer Expiration Date until the termination of the Deferral Period ("Deferral Period Interest"); provided that, for greater certainty, interest payable after the termination of the Deferral Period shall be payable on the full principal amount hereof.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest, other than Deferral Period Interest, not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

         One half of the Deferral Period Interest will accrue on the Purchase Price of this Security and be paid in cash on the Interest Payment Date to the Person in whose name this Security (or one or more

Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. The other half of the Deferral Period Interest will accrue on the Purchase Price of this Security until the termination of the Deferral Period but will only be paid in cash on the fifth Business Day after the termination of the Deferral Period to the Person in whose name this Security (or one or more Predecessor Securities) is registered ("Deferred Interest") on the date of such termination. The Company's obligation to pay Deferral Period Interest shall at all times be limited by and subject to the provisions of
Article 13 of the Indenture.

         Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of Wilmington, Delaware and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:




                                         PHILIP SERVICES CORPORATION

[CORPORATE SEAL]

                                         By: _________________________________
                                             Name:
                                             Title:




Attest:





______________________________
Name:
Title:

SECTION 203. Form of Reverse of Security.

         This Security is one of a duly authorized issue of Securities of the Company designated as its 3% Convertible Subordinated Notes due April 15, 2020 (herein called the "Securities"), limited in aggregate principal amount to $18,000,000, issued and to be issued under an Indenture, dated as of April 7, 2000 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         Upon the occurrence of a Redemption Change of Control, the Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount then outstanding, together in the case of any such redemption with accrued interest to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time, or in case this Security or a portion hereof is called for redemption or the Holder hereof has tendered this Security or a portion thereof to an Offer to Purchase, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or purchase, as the case may be) not after, the close of business on the Redemption Date or the Purchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1.00), into fully paid and nonassessable Common Shares of the Company at an initial Conversion Price of $30.00 for each Common Share (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date ("Interest Period") (except Securities called for redemption on a Redemption Date or to be purchased on a Purchase Date during, in each case, such Interest Period), also accompanied by payment in same day or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent as may be designated by it for such purpose in the City of Wilmington, Delaware, or at such other offices or agencies as the Company may designate (each a Conversion Agent). Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest, no cash payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Shares issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Shares (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the

Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain amalgamations, consolidations or mergers to which the Company is a party or the transfer of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger or transfer by a holder of the number of Common Shares of the Company into which this Security could have been converted immediately prior to such consolidation, merger or transfer. No adjustment in the Conversion Price will be made until the cumulative effect of all such adjustments would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         The Indenture provides that, subject to certain conditions, if a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all of the Securities at the following prices (expressed as percentages of the principal amount) if the Purchase Date is during the 12-month period beginning April 15 of each of the years indicated below:

                                                  Purchase
                         Year                      Price
                         ----                      -----
                         2000                    64.45915%
                         2001                    68.32670%
                         2002                    72.42630%
                         2003                    76.77187%
                         2004                    81.37819%
                         2005                    86.26088%
                         2006                    88.84870%
                         2007                    91.51417%
                         2008                    94.25959%
                         2009                    97.08738%

and thereafter at a price equal to 100% of the principal amount, in each case plus accrued interest to the Purchase Date (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates).

         In the event of redemption, purchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unpurchased or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon allfuture Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


________________________________________________________________________________
     (Print or type assignee's Social Security or other identifying number)

and irrevocably appoint_________________________________________________________

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.




Dated:______________________________   Signature:_______________________________
                                                 (Sign exactly as your name
                                                 appears on the face of this
                                                 Security)





                                       Signature
                                       Guarantee:_______________________________

Note: Signature must be guaranteed by an institution which is a member of the following recognized signature guarantee programs: (i) the Securities Transfer Agent Medallion Program, (ii) the New York Stock Exchange Medallion Program,
(iii) the Stock Exchange Medallion Program or (iv) another guarantee program reasonably acceptable to the Trustee, if Securities are to be delivered other than to and in the name of the registered owner.

SECTION 204. Form of Trustee's Certificate of Authentication.


This is one of the Securities referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY
in its capacity as Trustee

By:_____________________________
      Authorized Signatory

SECTION 205. Form of Conversion Notice.

         The form of conversion notice is attached as Annex A-1 hereto.

                                    ARTICLE 3

                                 The Securities

SECTION 301. Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $18,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1108, 1202 or in connection with an Offer to Purchase pursuant to Section 1401.

         The Securities shall be known and designated as the "3% Convertible Notes due April 15, 2020" of the Company. Their Stated Maturity shall be April 15, 2020 and they shall bear interest (a) at the rate of 3% per annum on the principal amount, from April 15, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15 and October 15, commencing October 1, 2003, until the principal thereof is paid or made available for payment, or (b)(i) if a Change of Control occurs during the Deferral Period, (ii) a Security has been tendered and not withdrawn pursuant to an Offer to Purchase prior to the close of business on the Offer Expiration Date, and (iii) the Company has not purchased such Security pursuant to Section 1403 (a "Tendered Security"), at the rate of 12% per annum on the Purchase Price of such Security from the day after the Offer Expiration Date until the termination of the Deferral Period ("Deferral Period Interest"); provided that, for greater certainty, interest payable after the termination of the Deferral Period shall be payable on the full principal amount of the Securities.

         One half of the Deferral Period Interest payable on a Tendered Security will accrue on the Purchase Price of such Security and be paid in cash on the Interest Payment Date to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. The other half of the Deferral Period Interest will accrue on the Purchase Price of such Security until the termination of the Deferral Period but will only be paid in cash on the fifth Business Day after the termination of the Deferral Period to the Person in whose name such Tendered Security (or one or more Predecessor Securities) is registered ("Deferred Interest") on the date of such termination. The Company's obligation to pay Deferral Period Interest shall at all times be limited by and subject to the provisions of Article 13.

         The principal of and interest on the Securities shall be payable at the office or agency of the Company in the City of Wilmington, Delaware maintained for such purpose or at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall be redeemable as provided in Article Eleven.

         The Securities shall be convertible as provided in Article Twelve.

         The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provide in Article Thirteen.

SECTION 302. Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1.00 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and an Opinion of Counsel in form and substance satisfactory to the Trustee, to the effect that (1) this Indenture has been qualified under the Trust Indenture Act, (2) all legally required proceedings by the Company in connection with the authorization and issuance of the Securities have been duly taken and all orders, consents or other authorizations or approvals legally required for the validity of the Securities have been obtained, (3) the Securities have been duly authorized and executed and when authenticated in accordance with the terms of this Indenture will be legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject to normal bankruptcy exceptions) and entitled to the benefits of this Indenture, and (4) the stockholders of the Company do not have pre-emptive rights with respect to the Common Stock to be issued upon the conversion of the Securities and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If replacement Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time outstanding held by such Holder for Securities authenticated and delivered in such new name.

SECTION 304. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305. Registration, Registration of Transfer and Exchange.

         (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration ofSecurities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 305, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental chargethat may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1108, 1202 or 1401.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the mutilation, destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, but subject to any conversion rights, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

         Subject to the provisions of Article 13 hereof, interest , other than Deferred Interest, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Deferred Interest on any Security which is payable, and is punctually paid or duly provided for, shall be paid on the fifth Business Day after the termination of the Deferral Period to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date of such termination.

         Any interest, other than Deferral Period Interest, on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. TheCompany shall notifythe Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such SpecialRecord Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agentof the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

         All Securities surrendered for payment, redemption, purchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered tothe Trustee and shall be promptly cancelled by it. The Company shall deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated inlieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

SECTION 310. Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                    ARTICLE 4

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon a Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to, Article Twelve hereof), when

         (1)      either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable (whether on the
                  Purchase Date, upon an election by a Holder to convert its Securities or otherwise), or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Purchase Date, Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

         All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

         All moneys held pursuant to this Article shall not be subject to the claims of the holders of Senior Indebtedness under Article Thirteen.

                                    ARTICLE 5

                                    Remedies


SECTION 501.  Events of Default.

     "Event of Default", wherever used herein, means (subject to Section 1302) any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

          (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3) default in the payment of principal and interest on Securities required to be purchased pursuant to an Offer to Purchase as described under Section 1401 when due and payable; or

          (4) default in the performance, or breach, of Section 801; or

          (5) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) a default under the terms of the Subordinated Notes, which default results in the acceleration of the payment of all or any portion of such indebtedness; or

          (7) a default under the terms of any instrument evidencing or securing indebtedness for money borrowed by the Company or any Significant Subsidiary having an outstanding principal amount of $50 million, which default results in the acceleration of the payment of all or any portion of such indebtedness; or

          (8) a final judgment or final judgments for the payment of money are entered against the Company or any Significant Subsidiary in an aggregate amount of $35 million or more in excess of the amount covered by insurance, by a court or courts of competent jurisdiction, which judgments become liens and remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments have expired; or

          (9) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (10) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State, Canadian Federal or Provincial or other applicable law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 501(9) or (10)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable (i) with respect to an Event of Default other than an Event of Default specified in Section 501(2) with respect to Deferral Period Interest, immediately, and (ii) with respect to an Event of Default specified in Section 501(2) with respect to Deferral Period Interest, upon termination of the Deferral Period, in each case by a notice in writing to the Company (and to the Trustee if given byHolders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable; provided, however, that so long as the Credit Agreement or Exit Facility shall be in full force and effect, if an Event of Default shall have occurred and be continuing (other than an Event of Default specified in Section 501(9) or (10)), the Securities shall not become due and payable until the earlier to occur of (x) twenty days following delivery of written notice of such acceleration of the Securities to the agent under each of the Credit Agreement or the Exit Facility or (y) the acceleration (ipso facto or otherwise) of any indebtedness under the Credit Agreement and the Exit Facility, as applicable.

     If an Event of Default specified in Section 501(9) or (10) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) All overdue interest on all Outstanding Securities,

               (B) the principal of any Outstanding Securities which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Outstanding Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding and to participate as a member, voting otherwise, of any committee of creditors appointed in such matter. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the extent provided in Article Thirteen, to the holders of Senior Indebtedness in accordance with Article Thirteen; and

          THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively.


SECTION 507.  Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     Notwithstanding anything contained herein to the contrary, at any time when the Company is prohibited from making any payment of principal of or interest on the Securities as described in Article 13, neither the Trustee nor the Holders may (A) accelerate the maturity of the principal of or accrued interest on the Securities (unless, with respect to this clause (A) only, the payment of the aggregate indebtedness under the Credit Agreement or the Exit Facility shall have been accelerated), (B) commence any action or proceeding (including the right to set off) to collect payment of the principal of or accrued interest on the Securities, or (C) commence an involuntary case or proceeding in bankruptcy against the Company or seek the appointment of a receiver, custodian or trustee with respect to the assets of the Company; provided that the restrictions set forth in the foregoing clauses (A), (B), and
(C) shall not apply upon the commencing of any bankruptcy, dissolution, winding up, liquidation or reorganization of the Company by any Persons other than the Trustee or the Holders.


SECTION 508.  Unconditional Right of Holders to Receive Principal and Interest.

     Subject to Article Thirteen hereof and the last paragraph of Section 507 hereof, notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or purchase, on the Redemption Date or Purchase Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.


SECTION 515.  Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                  The Trustee


SECTION 601.  Certain Duties and Responsibilities.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein or otherwise verify the contents thereof).

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 601;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 601.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense including reasonable attorneys' fees that might be incurred by it in compliance with such request or direction.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.


SECTION 602.  Notice of Defaults.

     The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(6), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, any Conversion Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 607.  Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing the Indenture against the Company (including Section 607 hereof) and of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company under this Section 607 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall survive the satisfaction and discharge of this Indenture. As security for the performanceof such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or (10), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable U.S. Federal or State bankruptcy, Canadian federal or provincial insolvency or other similar law.


SECTION 608.  Disqualification: Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such. Any successor Trustee shall have a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiringTrustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trusteeshall become effective andsuch successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.  Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion, partial purchase or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions to this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall otherwise be eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment ismade pursuant to this Section, the Securities mayhave endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.


                                        Wilmington Trust Company As Trustee



                                        By
                                           -------------------------------------
                                           As Authenticating Agent



                                        By
                                           -------------------------------------
                                           Authorized Officer

                                    ARTICLE 7

                Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.  Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same,agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to Section 312 of the Trust Indenture Act.


SECTION 703.  Reports by Trustee.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                    ARTICLE 8

              Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.  Company May Consolidate, Etc. Only on Certain Terms.

     The Company may not, in a single transaction or a series of related transactions, (i) consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into the Company or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets, unless:

          (1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Company (for purposes of this Article Eight, a "Successor Company") shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately before and after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

          (3) the Company, or if applicable, the Successor Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 802.  Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                    ARTICLE 9

                            Supplemental Indentures


SECTION 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to comply with any requirements of the Commission in order to maintain the qualification of this Indenture under the Trust Indenture Act; or

          (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 1211; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (4) shall not adversely affect the interests of the Holders in any material respect.


SECTION 902.  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or any purchase, on or after the Redemption Date or

     Purchase Date, as the case may be),or except as permitted by Section 1211, adversely affect the right to convert any Security as provided in Article Twelve, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder ofeach Outstanding Security affected thereby, or

          (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1401, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Thirteen in any manner which might terminate or impair the rights of the Senior Debt pursuant to such subordination provisions.


SECTION 905.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplementalindenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE 10

                                   Covenants


SECTION 1001. Payment of Principal and Interest.

     The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.

     The Company will maintain in the City of Wilmington, Delaware an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the City of Wilmington, Delaware) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of Wilmington, Delaware, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security Payments to be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall haveone or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.  Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force andeffect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of



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



the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1006.  Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1007.  Registration and Listing.

     (1) Prior to the time the Securities become convertible, the Company will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the Common Shares issuable upon conversion of Securities may be lawfully issued and delivered, and thereafter publicly traded (if permissible under the Securities Act), and qualified or listed as contemplated by clause (2) (it being understood that for purposes of this Section 1007, the Company shall not be required to register the Securities or the Common Shares under the Securities Act); and (2) prior to the time the Securities become convertible, the Company will cause the Common Shares required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, to be quoted on Nasdaq or, if the Common Shares are not then listed on Nasdaq, cause to be listed the Common Shares on the United States national securities exchange, if any, on which Common Shares are listed or quoted at the time of such delivery. Upon such registration, approval, quotation or listing, if any, as provided in
(1) and (2) above, the Company will deliver to the Trustee and theConversion Agent an Officers'Certificate notifying them of such compliance with Section 1007.



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



SECTION 1008.  Limitation on Restricted Payments

     The Company (i) may not, and may not permit any Subsidiary of the Company to, directly or indirectly, declare orpay any dividend or make any distribution (including any payment in connection with any merger or consolidation derived from assets of the Company or any Subsidiary) in respect of its Capital Stock or to the holders thereof, excluding (a) any dividends or distributions by the Company payable solely in shares of its Common Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire its Common Stock (other than Redeemable Stock), and (b) in the case of a Subsidiary, dividends or distributions payable (1)to the Company or a Subsidiary and(2) to minority shareholders of such Subsidiary, provided that at least a pro rata amount is paid to the Company and/or a Subsidiary, as the case may be, and (ii) may not, and may not permit any Subsidiary to, directly or indirectly, purchase, redeem, or otherwise acquire or retire for value (a) any Capital Stock of the Company or
(b) any options, warrants or other rights to acquire shares of Capital Stock of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company (each of clauses (i) and (ii) being a "Restricted Payment") if: (1) an Event of Default, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from such Restricted Payment, or (2) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from the date of original issuance of the Securities exceeds the sum of
(a) 75% of cumulative Consolidated Net Income (or, in the case Consolidated Net Income shall be negative, less 100% of such deficit) of the Company from the date of original issuance of the Securities through the last day of the last full fiscal quarter ending immediately preceding such Restricted Payment for which quarterly or annual financial statements are available (taken as a single accounting period); plus (b) 100% of the aggregate net cash proceeds received by the Company after the date of original issuance of the Securities, from contributions of capital or the issuance and sale (other than to a Subsidiary) of Capital Stock (other than Redeemable Stock) of the Company, options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) of the Company and indebtedness of the Company that has been converted into or exchanged for Capital Stock (other than Redeemable Stock and other than by or from a Subsidiary) of the Company after the date of original issuance of the Securities. Prior to the making of any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computations by which the determinations required by clause (2) above were made and stating that no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing or will result from such Restricted Payment.

     Notwithstanding the foregoing, so long as no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing or would result therefrom, (i) the Company and any Subsidiary of the Company may pay any dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company or such Subsidiary could have paid such dividend in accordance with the foregoing provisions; (ii) the Company may purchase, redeem, acquire or retire any shares of Capital Stock of the Company solely in exchange for or out of the net proceeds of the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of shares of Capital Stock (other than Redeemable Stock) of the Company. Any payment made pursuant to clause (i) or (ii) of this paragraph shall be a Restricted Payment for purposes of calculating aggregate Restricted Payments pursuant to the preceding paragraph.



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



SECTION 1009. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries

     The Company may not, and may not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Company to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Company or any other Subsidiary of the Company. Notwithstanding the foregoing, the Company may, and may permit any Subsidiary to, suffer to exist any such encumbrance or restriction:

          (1) pursuant to any agreement in effect on the date of original issuance of the Securities;

          (2) pursuant to an agreement relating to any indebtedness incurred by a Person (other than a Subsidiary of the Company existing on the date of original issuance of the Securities or any Subsidiary carrying on any of the businesses of any such Subsidiary) prior to the date on which such Person became a Subsidiary of the Company and outstanding on such date and not incurred in anticipation of becoming a Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired;

          (3) pursuant to an agreement effecting a renewal, extension, refunding or refinancing of indebtedness incurred pursuant to an agreement referred to in clause (a) above, provided, however, that the provisions contained in such renewal, extension, refunding or refinancing agreement relating to such encumbrance or restriction are no more restrictive, taken as a whole, than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors and evidenced by a resolution of the Board of Directors filed with the Trustee;

          (4) with respect to a Subsidiary of the Company imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, provided that consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that the closing or abandonment of such transaction occurs within one year of the date such agreement was entered into;

          (5) if such encumbrance or restriction is the result of applicable corporate law or regulation relating to the payment of dividends or distributions.


SECTION 1010.  Limitation on Distributions of Assets to Shareholders.

     The Company may not, and may not permit any Subsidiary to, directly or indirectly, distribute, as a dividend or otherwise, any Capital Stock of a Subsidiary to shareholders of the Company, unless such Subsidiary shall have fully and unconditionally guaranteed the payment of principal and interest on the Securities.



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



SECTION 1011.  Statement By Officers as to Default; Compliance Certificates.

     (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1009, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes awareor should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

     (c) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent auditors or public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.


SECTION 1012.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1009 inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


SECTION 1013.  Indemnification of Judgment Currency.

     The Company shall indemnify the Trustee and any Holder against any loss incurred by the Trustee or such Holder, as the case may be, as a result of any judgment or order being given or made for any amount due under this Indenture or such Security and being expressed and paid in a currency (the "Judgment Currency") other than Dollars, and as a result of any variation between (i) the rate of exchange at which the Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder, as the case may be, on the date of payment of such judgment or order is able to purchase Dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall includeany premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars as quoted by The Bank of Nova Scotia at its central foreign exchange desk in its head office in Toronto at 12:00 noon (Toronto time).



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



SECTION 1014.  Available Information.

     Whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisionthereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mailto all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and
(ii) furnish to the Trustee, copies of the annual reports, quarterly reports and other documents which the Company files with the Commission pursuant to such
Section 13(a) or 15(d) or any successor provision thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Company were required to be subject to such Sections and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.


SECTION 1015.  Acquisition of Securities.

     The Company shall not, and shall cause its Affiliates not to, resell or otherwise dispose of any Securities acquired by them, in the open market or otherwise, and shall, and shall cause its Affiliates to, surrender all such Securities acquired to the Trustee for cancellation.


                                   ARTICLE 11

                            Redemption of Securities


SECTION 1101. Right of Redemption.

     The Securities may be redeemed at the election of the Company, as a whole or in part, upon the occurrence of a Redemption Change of Control in amounts of $1.00 or any integral multiples of $1.00 at the Redemption Price specified in the form of Security hereinbefore set forth together with accrued interest to the Redemption Date. The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution.


SECTION 1102.  Applicability of Article.

     Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  Notices to Trustee.

     If the Company elects to redeem Securities pursuant to Section 1101, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give each notice to the Trustee provided for in this Section 1103 at least five days prior to the date on which notice is to be given (or such shorter period as the Trustee may permit), as set forth in section 1105. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect. In case of any redemption at the election of the Company of less than all the Securities, the notification to the Trustee shall specify the principal amount of Securities to be redeemed.


SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1.00 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1.00.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall set forth:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) a brief statement setting forth the Company's right to effect such redemption and the Company's basis therefor,

          (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (6) the Conversion Price, the date on which the right to convert the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

          (7) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  Deposit of Redemption Price.

     On or prior to 9:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

     If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.


SECTION 1107.  Securities Payable on Redemption Date.

     Notice of redemption having beengiven as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate provided by the Security and such Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.


SECTION 1108.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holderthereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in



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



aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE 12

                            Conversion of Securities


SECTION 1201. Conversion Privilege and Conversion Price.

     Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security maybe converted into fully paid and nonassessable Common Shares (calculated as to each conversion to the nearest 1/100th of a share) at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right may be exercised at any time, subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the U.S. Depositary therefor. In case a Security or portion thereof is called for redemption oris delivered for purchase, such conversion right in respect of the Security or portion so called or delivered shall expire at the close of business on the Redemption Date or the Purchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or purchase, as the case may be.

     The price at which Common Shares shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $30.00 per Common Share. The Conversion Price shall be adjusted in certain instances as provided in this Article Twelve.


SECTION 1202.  Exercise of Conversion Privilege.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall (A) surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, and (B) deliver to such office or agency a duly signed and completed conversion notice substantially in the form set forth in Annex A-1, as appropriate, stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except Securities called for redemption on a Redemption Date or to be purchased on a Purchase Date during, in each case, such period) shall be accompanied by payment in same day funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date in respect of such Security (or portion thereof, as the case may be) surrendered for conversion shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 307, no cash payment or adjustment shall be made upon any conversion on account of, if the date of conversion is not an Interest Payment Date, any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Shares issued upon conversion. The Company's delivery to the Holder of



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



the number of Common Shares (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion (the "Conversion Date") in accordance with the foregoing provisions, and at such time the rights of the holders of such Securities as holders shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

     In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of $1.00.


SECTION 1203.  Fractions of Shares.

     No fractional Common Shareshall be issued upon conversion of any Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional Common Share which would otherwise be issuable upon conversion of any Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the current market price per Common Share (calculated in accordance with Section 1204(5) below) at the close of business on the day of conversion.


SECTION 1204.  Adjustment of Conversion Price.

     The Conversion Price shall be subject to adjustments from time to time as follows:

     (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination andthe denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (2) In case outstanding shares of any class of Common Stock shall be subdivided into a greater number of shares of such class of Common Stock, and, conversely, in case outstanding shares of any class of Common Stock shall each be combined into a smaller number of shares of such class of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be adjusted by the Company so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price adjustment contemplated by this subparagraph (2) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (3) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in Section 1212, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any merger or consolidation to which Section 1211 applies), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which (i) the numerator shall be the current market price per share (determined as providedin paragraph (5) of this Section) of theCommon Stock on the third Trading Day prior to the date fixed for such determination (the "Reference Date") less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on the Reference Date of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be the current market price per share of Common Stock on the Reference Date, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date.

     (4) The reclassification of any class of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1211 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (3) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of such class of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

     (5) For the purpose of any computation under paragraph (3) of this Section 1204, the current market price per share of a class of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices Per Share of such class for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before,and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution



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requiring such computation. For purposes of this paragraph, the term "`ex'
date", when used with respect to any issuance or distribution, means the first date on which such class of Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

     (6) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph
(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (7) The Company may make such reductions in the Conversion Price, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2) and (3) of this Section 1204, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Shares resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.


SECTION 1205.  Notice of Adjustments of Conversion Price.

          Whenever the Conversion Price is adjusted as herein provided:

          (1) the Company shall compute the adjusted Conversion Price in accordance with Section 1204 and shall prepare a certificate signed by the Treasurer ofthe Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all holders in accordance with Section 106.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.


SECTION 1206.  Notice of Certain Corporate Action.

          In case:

          (a) the Company shall declare a dividend (or any other distribution) on any class of its Common Stock payable otherwise than exclusively in cash; or

          (b) the Company shall authorize the granting to all holders of any class of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or



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          (c) of any reclassification of any class of Common Stock of the
     Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be provided to all holders in accordance with Section 106, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the conversion agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.


SECTION 1207.  Company to Reserve Common Shares.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Securities, the full number of Common Shares then issuable upon the conversion of all Outstanding Securities.


SECTION 1208.  Taxes on Conversions.

     The Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Shares on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.


SECTION 1209.  Covenant as to Common Shares.

     The Company agrees that all Common Shares which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and free of any liens, charges or adverse claims.



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SECTION 1210.  Cancellation of Converted Securities.

     All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 308.


SECTION 1211.  Provision in Case of Consolidation, Merger or Sale of Assets.

     In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Shares of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, and assuming such holder of Common Shares of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share of the Company held immediately prior to such consolidation, merger, sale or transfer by Persons other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 1211 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 1211 shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 106 promptly upon such execution.


SECTION 1212.  Issuance of Rights, Options or Warrants.

     The Company shall not issue any rights, options or warrants to holders of any class of Common Stock entitling them to subscribe for or purchase additional shares of any class of Common Stock unless the Company shall contemporaneously issue to Holders of the Securities such number of such rights, options or warrants as is equal to (a) the number of rights, options or warrants, per share of Common Stock, issued to the holders thereof, multiplied by (b) the number of Common Shares into which the Securities held by such Holder are then convertible. The record date for the determination of Holders of Securities entitled to such issuance of rights, options or warrants shall be the record date for the determination of holders of Common Stock entitled to the issuance of such rights, options or warrants.



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SECTION 1213.  Responsibility of Trustee.

     Neither the Trustee nor any authenticating agent nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any authenticating agent nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities; and neither the Trustee nor any authenticating agent nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any authenticating agent nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or cash upon the surrender of any Securities for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article.


                                   ARTICLE 13

                          Subordination of Securities


SECTION 1301.  Securities Subordinated to Senior Indebtedness.

     All Securities issued under this Indenture shall be issued subject to the following provisions and each Holder of any Security whether upon original issue or upon transfer or assignment thereof accepts and agrees to be bound by such provisions.

     All Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness and termination of all commitments under the Exit Facility. "Senior Indebtedness" means (i) the principal, premium, if any, and interest (regardless whether such interest is an allowable claim after the commencement of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings) in respect of indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter incurred, for money borrowed or pursuant to any obligation of the Company for the reimbursement on any letter of credit, bankers acceptance, security purchase facility or similar credit transaction, in each case pursuant to (A) a credit facility with or agented by, a Bank, or (B) pursuant to the Credit Agreement or the Exit Facility, (ii) any amendments, renewals, extensions, refinancings, replacements or refundings of any obligations of the type referred to in clause (i) above (regardless of whether such amendment, renewal, extension, refinancing, replacement or refunding is pursuant to a credit facility with or agented by a Bank), (iii) all obligations of the type referred to in clauses (i) and (ii) above of any Affiliate of the Company for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, and (iv) all obligations of the type referred to in clauses (i) through (iii) above of any Affiliate of the Company secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for any such indebtedness or other obligation that is by its terms subordinated to or pari passu with the Securities.



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SECTION 1302.  No Payments in Certain Circumstances;
               Payment Over of Proceeds Upon Dissolution, Etc.

     No payment on account of principal of, premium, if any, or interest on, or redemption or purchase (including without limitation, a purchase pursuant to Article 14 of this Indenture) of, the Securities shall be made if, at the time of such payment or immediately after giving effect thereto: (i) there shall exist a default in the payment of principal of, premium, if any, sinking funds or interest (including a default under any purchase or redemption obligations or a default in the payment of interest after the commencement of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceeding at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in such proceeding) with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, sinking funds or interest) with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof and such event of default shall not have been cured or waived or shall not have ceased to exist. Notwithstanding the foregoing, the Company may make, and the Trustee may receive and shall apply, any payment in respect of the Securities (for principal, premium, if any, or interest or purchase) if such payment was made prior to the occurrence of any of the contingencies specified in clauses (i) and (ii) above.

     Upon (i) any acceleration of the principal amount due on the Securities or
(ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, premium, if any, sinking fund and interest due or to become due upon all Senior Indebtedness shall first be paid in full (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in such proceeding), or payment thereof provided for in cash in accordance with its terms, before any payment is made on account of the principal of, or interest on, or purchase of, the indebtedness evidenced by the Securities, and upon any such dissolution or winding up or liquidation or reorganization any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Securities or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Securities or by the Trustee under this Indenture if received by them or it, as the case may be, directly to the holders of Senior Indebtedness (in accordance with their relative priority and otherwise pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full (including interest after the commencement of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in such proceeding), in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Securities or to the Trustee under this Indenture.

     If any default or event described in the first paragraph of this Section 1302 shall have occurred, any payment or distribution of assets of the Company of any kind or character, whether in cash,



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property or securities, received by the Trustee or the holders of the Securities before all Senior Indebtedness is paid in full (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in such proceeding) or provision made for such payment, in accordance with its terms shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuantto which any instruments evidencing any of such Senior Indebtedness have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms (including interest after the commencement of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in such proceeding), after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness, including the payment of any interest in respect of any interest payment date occurring after the commencement of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceeding, the holders of the Securities (together with the holders of any other indebtedness of the Company which is subordinated in right of payment to the payment in full of all Senior Indebtedness, which is not subordinated in right of payment to the Securities and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of, premium, if any, and interest on, or purchase of, the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by the holders of the Securities or the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of Securities, be deemed to be a payment by the Company to the holders of or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.


SECTION 1303.  Notice to Trustee of Specified Events;
               Reliance on Certificate of Liquidating Agent.

     The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceeding in respect of the Company, of any proceedings for voluntary liquidation, dissolution or other winding up of the Company (whether or not involving insolvency or bankruptcy), of the declaration of any Security as due and payable before its expressed maturity, and of any event which pursuant to Section 1302 would prevent payment by the Company on account of the principal, or interest on, or purchase of, the Securities. The Trustee, subject to the provisions of Section 601, shall be entitled to assume that no such event has occurred unless the Company, or a holder of Senior Indebtedness, or any trustee therefor, has given such notice.

     Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in this Article, the Trustee and the holders of the Securities shall be entitled to rely upon any order



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or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 1302 are pending, and the Trustee, subject to the provisions of Section 601, and the holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amountof Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1304.  Trustee to Effectuate Subordination.

     The Holder of each Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.


SECTION 1305.  Trustee Not Charged with Knowledge of Prohibition.

     Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject to the provisions of Section 601 as between the holders of Securities and the Trustee, neither the Trustee nor any Paying Agent shall be charged with knowledge of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof at its Corporate Trust Office from the Company or any holder of Senior Indebtedness or the trustee or representative of any holder of such Senior Indebtedness on his behalf; and, prior to the receipt of any such written notice, the Trustee and any such Paying Agent shall be entitled to assume that no such facts exist. If the Trustee or Paying Agent, as the case may be, shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or the interest on any Security) with respect to such moneys, the notice provided for in this



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Section, then, anything herein contained to the contrary notwithstanding, the
Trustee and such Paying Agent, as the case may be, shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.


SECTION 1306.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.


SECTION 1307. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, theTrustee under or pursuant to Section 607.


SECTION 1308.  Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were namedin this
Article in addition to or in place of the Trustee; provided, however, that Sections 1305, 1306 and 1307 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1309.  Certain Conversions Deemed Payment.

     For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means Common Shares and any other cash, property or securities into which the Securities are convertible pursuant to Article Twelve. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or



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shall impair, as among the Company, its creditors other than holders of Senior
Indebtedness and the holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve.


                                   ARTICLE 14

                               Change of Control


SECTION 1401. Change of Control.

     (a) Within 30 days of the occurrence of a Change of Control, the Company will be required to mail an Offer with respect to an Offer to Purchase all Outstanding Securities at the Purchase Price thereof plus accrued interest to the Purchase Date (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1.00 principal amount.

     (b) The Company and the Trustee shall perform their respective obligations specified in the Offer for an Offer to Purchase. Subject to Article 13 and
Section 1403 hereof, prior to the Purchase Date, the Company shall (i) accept for payment all Securities or portions thereof tendered pursuant to the Offer,
(ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Securitysurrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

     (c) Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.


SECTION 1402.  Certain Definitions.

     For purposes of this Article 14,

     (1) "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

     (2) a "Change of Control" shall be deemed to have occurred (unless the Company is discharged from its obligations with respect to the Securities in accordance with Article 4) at the time, after the original issuance of the Securities, of: (i) an event or series of events by which any Person or other entity or Group of Persons (other than a Permitted Holder) (such Person or group of Persons, an "Acquiror") shall, as a result of
(A) a tender or exchange offer, open market purchases or privately negotiated purchases, or (B) a merger, consolidation or otherwise, have become the beneficial owner of more than 50% of the aggregate voting power of all classes of Voting Stock of the Company; or (ii) the Company is consolidated with or merged into another corporation with the effect that immediately after such transaction the shareholders of the Company immediately prior to such transaction beneficially own less than a majority of the voting power of all classes of Voting Stock of the Person surviving such transaction, and the Acquiror beneficially owns more than a majority of the voting power of all classes of Voting Stock of the Person surviving such transaction;

     (3) "Offer" has the meaning specified in the definition of Offer to Purchase.

     (4) "Offer Expiration Date" has the meaning specified in the definition of Offer to Purchase.

     (5) "Offer to Purchase" means a written offer (the "Offer") sentby the Company by first class mail, postage prepaid, to each Holder at its address appearing in the Securities Register on the date of the Offer. Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Offer Expiration Date; provided that, if the Offer Expiration Date occurs during a Deferral Period, the Purchase Date shall be the fifth Business Day after the termination of the Deferral Period. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Restricted Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (A) the Offer Expiration Date, the Purchase Date and, if applicable, the Deferral Period;

          (B) the Purchase Price;

          (C) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1.00 principal amount;

          (D) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (E) that interest (including Deferral Period Interest) on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (F) that, subject to any Deferral Period, on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant tothe Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (G) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be purchased will terminate and the place or places where such Securities may be surrendered for conversion;

          (H) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Offer Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (I) that Holders will be entitled to withdraw allor any portion of Securities tendered if the Company (or the Paying Agent) receives, not later than the close of business on the Offer Expiration Date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of its tender;

          (J) that, subject to the Deferral Period, if less than all of the Outstanding Securities are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities; and

          (K) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

     (6) "Person" or "Group of Persons" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

     (7) "Purchase Price" means the following prices (expressed as percentages of the principal amount) if the Purchase Date is during the 12-month period beginning April 15 of each of the years indicated below:

                                            Purchase
                    Year                      Price
                    ----                    ---------
                    2000                    64.45915%
                    2001                    68.32670%
                    2002                    72.42630%
                    2003                    76.77187%
                    2004                    81.37819%
                    2005                    86.26088%
                    2006                    88.84870%
                    2007                    91.51417%
                    2008                    94.25959%
                    2009                    97.08738%


and thereafter at a price equal to 100% of the principal amount.


SECTION 1403.  Deferral Period.

     Notwithstanding the provisions of Sections 1401 and 1402 hereof, during a Deferral Period, the Company shall not be required to accept for payment or purchase any Securities tendered pursuant to an Offer. A Holder whose Securities have been tendered pursuant to an Offer may not withdraw its Securities during the Deferral Period.

                                _______________


     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture tobe duly executed, all as of the day and year first above written.


                                        PHILIP SERVICES CORPORATION



                                        By: /s/ P.C. Widman
                                            ------------------------------------
                                            Name:  Phillip Widman
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



                                        WILMINGTON TRUST COMPANY



                                        By: /s/ James D. Nesci
                                            ------------------------------------
                                            Name:  James D. Nesci
                                            Title: Authorized Signer

                                                                       ANNEX A-1




                            FORM OF CONVERSION NOTICE




Wilmington Trust Company
   as Conversion Agent
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration


               Re: Philip Services Corporation
                   3% Convertible Subordinated Notes
                   Due April 15, 2020 (the "Securities")
                   -------------------------------------


     Reference is hereby made to the Indenture, dated as of April 7, 2000 (the "Indenture"), between Philip Services Corporation as Issuer, and Wilmington Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the Securities specified below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into Common Shares and, as specified below, directs that such Shares, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered [in book-entry form through the facilities of the Depositary, for credit to the account(s) of the Person(s)] [in certificated form to the Registered Owner(s)] indicated below. The Holder understands that, subject to certain limited exceptions specified in the Indenture, owners of beneficial interests in a Global Security must hold any Security representing any unconverted principal amount in book-entry form.

     The Holder acknowledges and agrees that no Common Shares will be delivered upon conversion of such Securities until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are



                                      A-1-1
duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

     Conversion of the specified Securities is subject to the requirements established by the Company and the Trustee pursuant to the Indenture, as well as to the procedures of the U.S. Depository if such Securities are held or to be held in book-entry form, all as in effect from time to time. The specified Securities will be deemed to have been converted immediately prior to the close of business on the first day on which this conversion notice and all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be Outstanding.



                                     A-1-2

            Please provide the information requested below, as applicable.

(1)  PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE CONVERTED;

     Principal amount held: U.S.$ ______________________________________________

     CUSIP number(s): __________________________________________________________

     Depositary account where held
          (if applicable): _____________________________________________________

     Principal amount being converted (if less than all):
          U.S. $ _______________________________________________________________

     All Securities to be converted will be converted into Common Shares and (together with any unconverted Securities) will be delivered as specified in Item 2 below.


     (2) Please specify the type, number and form of securities to be delivered on conversion and the name(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested:

               [ ]  Book Entry

                    Number of Common Shares: ___________________________________
                    Depositary Account: ________________________________________

               [ ]  Certificates

                    Number of Common Shares: ___________________________________
                    Registered Owner: __________________________________________

               [ ]  Unconverted Book Entry

                    Principal Amount: U.S.$ ___________________________________1
                    Depositary Account: ________________________________________

               [ ]  Unconverted Certificates

                    (only in certain instances
                    defined in the Indenture)
                    Principal Amount: U.S.$ ___________________________________*
                    Registered Owner: __________________________________________



          Please sign and date this notice in the space provided below.


_______________

1 Aggregate principal amount of each certificate must equal U.S. $1.00 or any integral multiple thereof.



                                      A-1-3

DATE:                                   ________________________________________
                                                    Name of Holder

                                        ________________________________________
                                                Signature(s) of Holder
                                                Title(s):


                                        (If the Holder is a corporation,
                                        partnership or fiduciary, the title of
                                        the Person signing on behalf of the
                                        Holder must be stated.)

Signature(s) must be guaranteed by an institution which is a member of the following recognized signature guarantee programs: (i) the Securities Transfer Agent Medallion Program, (ii) the New York Stock Exchange Medallion Program,
(iii) the Stock Exchange Medallion Program or (iv) another guarantee program reasonably acceptable to the Conversion Agent, if Common Shares or unconverted Securities are to be delivered other than to and in the name of the registered owner.


________________________________________
          Signature Guarantee



                                      A-1-4